1 SUBORDINATED SECURITY AGREEMENT Date: [____________, ____] Debtor: Contrail Aviation Creditor: OCAS, Inc. a Wisconsin Support, LLC, a North corporation ("Creditor") Carolina limited liability Company ("Debtor") Address: [5000 W. 36th Street Address: ------------------------------ Suite 200 Minneapolis, MN 55416] This Subordinated Security Agreement ("Agreement") is made with respect to the following facts and objectives: A. Debtor has purchased and redeemed a five percent (5%) membership interest in Debtor, represented by three hundred twelve and one-half (312.5) of the membership units (the "Redeemed Interest"), held by Creditor under the terms of a Put and Call Option Agreement by and among Debtor, Creditor and the other parties thereto of even date herewith (the "Redemption Agreement"). The terms of the Redemption Agreement are incorporated herein by this reference; B. That the Purchase Price (as defined in the Note) for the Redeemed Interest under the Redemption Agreement is being paid to Creditor in the principal amount, and under the installment and interest terms contained in the Redemption Agreement and the Secured Subordinated Promissory Note between Creditor and Debtor, of even date herewith, executed in connection with the Redemption Agreement (the "Note"); C. To induce Creditor to accept payment of the Purchase Price in installments, Debtor has agreed to execute this Agreement giving Creditor a security interest in the Redeemed Interest transferred to Debtor pursuant to the Redemption Agreement. NOW, THEREFORE, in order to carry out the intent of the foregoing recitals, which are made a contractual part of this Agreement, and for good and valuable consideration, the Debtor agrees as follows: (1) SECURITY INTEREST. To secure the payment of all principal and interest under the Note, and payment and performance of the Debtor's obligations under the Redemption Agreement, the Note, and this Agreement, including any renewal, refinancing, extension, or modification of said obligations (collectively, the "Obligations"), the Debtor hereby grants to Creditor a purchase money security interest in all of Debtor's right, title, and interest in and to the Redeemed Interest, transferred by Creditor to Debtor under the terms of the Redemption Agreement (the "Collateral"). The security interest extends to all

2 membership rights evidenced by the Collateral (the "Membership Rights"), including, but not limited to: (a) all of Debtor's right, title, and interest in and to the Debtor represented by the Collateral; (b) the right to capital, profits, and distributions of and from the Debtor attributable to the Collateral; (c) the right to be a member of the Debtor, to the extent represented by the Collateral; and (d) the rights of a member under the Debtor's Operating Agreement, as amended, and applicable law. (2) MEMBERSHIP RIGHTS. If no event of default as described in this Agreement (an "Event of Default") has occurred or is continuing, Debtor may continue to exercise Membership Rights with respect to the Collateral. If an Event of Default has occurred, Debtor shall cease exercising Membership Rights, and Creditor may exercise all Membership Rights as to any of the Collateral and Debtor shall execute and deliver to Creditor any additional instruments which are, in the judgment of Creditor, necessary or desired for Creditor to exercise such Membership Rights. (3) DUTY OF CREDITOR. Debtor shall have all risk of loss of the Collateral. Creditor shall have no liability or duty, either before or after the occurrence of an Event of Default, on account of loss of or damage to the Collateral, to collect or enforce any of its rights against the Collateral, to collect any income accruing on the Collateral, or to preserve rights against other parties. If Creditor actually receives any notices requiring action with respect to Collateral in Creditor's possession, Creditor shall take reasonable steps to forward such notices to Debtor. Debtor is responsible for responding to notices concerning the Collateral, and to exercise Membership Rights and to assume all obligations of a member of the Debtor under the Debtor's Operating Agreement, as amended, and applicable law with respect to the Collateral. Creditor's sole responsibility is to take such action as is reasonably requested by Debtor in writing; however, Creditor is not responsible to take any action that, in Creditor's sole judgment, would affect the value of the Collateral as security for the Obligations adversely. While Creditor is not required to take certain actions, if action is needed, in Creditor's sole discretion, to preserve and maintain the Collateral, Debtor authorizes Creditor to take such actions, but Creditor is not obligated to do so. (4) RESERVED. (5) REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Creditor that: (a) This Agreement has been duly executed and delivered by Debtor, constitutes Debtor's valid and legally binding obligations, and is enforceable against Debtor in accordance with its terms. (b) The execution, delivery, and performance of this Agreement, the grant of the security interest in the Collateral, and the consummation of the transactions contemplated will not, with or without the giving of notice or the lapse of time, (i) violate any law applicable to Debtor, (ii) violate any judgment, writ, injunction, or order of any court or governmental body or

3 officer applicable to Debtor, (iii) violate or result in the breach of any agreement to which Debtor is a party or by which any of Debtor's properties, including the Collateral, is bound. (c) During the term of this Agreement, Debtor will not sell, assign, transfer, encumber, or otherwise dispose of any Collateral or any interest therein without the prior written consent of the Creditor, and upon receiving such written consent, only in accordance with the Debtor's Operating Agreement, as amended. (d) Debtor will do such further acts and execute and deliver such additional conveyances, certificates, instruments, legal opinions, and other assurances as Creditor may at any time request or require to protect, assure, or enforce its interests, rights, and remedies under this Agreement. Debtor authorizes Creditor to file with the appropriate governmental offices in the State of North Carolina, Minnesota, and elsewhere one or more Uniform Commercial Code financing statements covering the Collateral containing such legends as Creditor shall deem necessary or desirable to protect Creditor's interest in the Collateral, and amendments or continuations whenever necessary to continue the perfection of Creditor's security interest. (e) Debtor will not file any amendments, correction statements, or termination statements to financing statements concerning the Collateral without the prior written consent of Creditor. (f) Debtor is the sole owner of the Collateral and has the right to grant the security interest provided for herein to Creditor. (6) EVENTS OF DEFAULT. Debtor shall be in default and Creditor shall have the rights and remedies of a secured party under Title 9 of the Uniform Commercial Code of the State of North Carolina (the "Uniform Commercial Code"), in addition to any other remedies available to it under this Agreement, the Redemption Agreement, the Note, and any other agreement between the parties, if, subject to the restrictions set forth in Section 2 of the Note (a) Debtor fails to pay any amounts due under the Note when the same become due and payable, after the expiration of any applicable grace or cure period provided for in the Note, other than as a result of Debtor's inability to make any such payments due any restrictions imposed by Debtor's Senior Debt (as defined in the Note); (b) Debtor fails to perform any of the Obligations when the same become due and payable or performable under the Note, this Agreement, or the Redemption Agreement; (c) an Event of Default occurs under the Note, the Redemption Agreement, or this Agreement; or (d) any representation or warranty made by Debtor in the Note, this Agreement, or the Redemption Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading in light of the circumstances in which they were made.

4 (7) REMEDIES. If an Event of Default occurs, and in addition to any other rights and remedies Creditor has under the Uniform Commercial Code, Redemption Agreement, and the Note, Creditor may, in its discretion, and subject to the rights of any senior creditors holding any Senior Debt (as defined in the Note) (a) deliver a notice of exclusive control to the Debtor, and the Debtor is thereafter authorized and directed to permit Creditor to exercise complete and exclusive control over the Collateral; (b) cause the Collateral to be transferred and re-titled in the name of the Creditor; (c) exercise Membership Rights with respect to the Collateral; and (d) sell or otherwise dispose of the Collateral in payment of the Obligations. Upon the commencement of any proceeding under any bankruptcy, receivership, or other insolvency law by or against the Debtor the entire unpaid balance of the Note and all accrued interest shall become immediately due and payable in full, without declaration, presentment, or other notice or demand, all of which are hereby waived by the Debtor. (8) APPOINTMENT OF CREDITOR AS AGENT. Debtor appoints Creditor, its successors and assigns, as Debtor's agent and attorney-in-fact to carry out this Agreement and take any action or execute any instrument that Creditor considers necessary or convenient for such purpose. If Debtor fails to perform any act required by this Agreement, Creditor may perform such act in the name of Debtor and at Debtor's expense. (9) EXPENSES. Debtor agrees that Debtor will pay to Creditor upon demand the amount of any out-of-pocket expenses, including the fees and disbursements of counsel, that Creditor incurs in connection with the administration or enforcement of this Agreement, including expenses incurred to preserve the value of the Collateral and Creditor's security interest, the collection, sale or other disposition of any of the Collateral, the exercise by Creditor of any of its rights, or any action to enforce its rights under this Agreement to the extent allowed by applicable law (the "Enforcement Costs"). Any Enforcement Cost not paid on demand shall bear interest at the lesser of twelve percent (12%) per year, compounded monthly, or the highest rate allowed by law. (10) RELEASE OF COLLATERAL. The security interest granted to Creditor shall not terminate and Creditor shall not be required to return the Collateral to Debtor or to terminate its security interest unless and until the Obligations have been fully paid and performed. After termination of this security interest Creditor shall terminate or authorize Debtor to terminate any financing statements filed by Creditor with respect to the Collateral. (11) MISCELLANEOUS. A carbon, photographic, or other reproduction of this Agreement is sufficient as a financing statement. No provision of this Agreement can be waived, modified, amended, abridged, supplemented, terminated, or discharged and the security interest cannot be released or terminated, except by a writing duly executed by the Creditor. A waiver shall be effective only if in writing, and only in the specific instance and for the specific purpose given. No delay or failure to act shall preclude the exercise or enforcement of any of the Creditor's rights or remedies. All rights and remedies of the Creditor shall be cumulative and may be exercised singularly, concurrently, or successively at the Creditor's option, and the exercise or enforcement of any one such right or remedy

5 shall not be a condition to or bar the exercise or enforcement of any other. This Agreement shall bind and benefit the Debtor and the Creditor and their respective successors and assigns and shall take effect when executed by the Debtor and delivered to the Creditor, and the Debtor waives notice of the Creditor's acceptance hereof. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery, and performance of this Agreement and the creation, payment, and performance of the Obligations. This Agreement shall be governed by and construed in accordance with the internal laws of the State of North Carolina. IN WITNESS WHEREOF, the Debtor has executed this Agreement on the date first indicated above. DEBTOR: Contrail Aviation Support, LLC ______________________________ By: Its: